UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006


                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)


         Massachusetts                     1-7819               04-2348234
---------------------------------    -----------------    ----------------------
  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation                File Number)        Identification No.)


         One Technology Way, Norwood, MA                         02062
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (781) 329-4700



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Board of Directors Compensation
-------------------------------

         On September 20, 2006, the Board of Directors of Analog Devices, Inc. (the "Registrant"), having received and considered the recommendations of the Compensation Committee of the Board of Directors, approved various matters relating to the cash and equity compensation of the non-employee members of the Board of Directors, effective October 29, 2006.

Cash Compensation - Board

         On September 20, 2006, the Board increased the annual cash retainers payable to each non-employee member of the Board of Directors of the Registrant from $40,000 to $60,000 per fiscal year, effective October 29, 2006. Such cash retainers shall be paid in quarterly installments of $15,000 each on the 15th day of December, March, June and September of each fiscal year.

Cash Compensation - Committee Chairpersons

         On September 20, 2006, the Board increased the annual cash retainers payable to each of the Chairpersons of the Audit Committee and the Compensation Committee of the Board of Directors from $10,000 to $15,000 per fiscal year, effective October 29, 2006. Such cash retainers shall be paid in quarterly installments of $3,750 each on the 15th day of December, March, June and September of each fiscal year. The annual cash retainer payable to the Chairperson of the Nominating and Corporate Governance Committee of the Board of Directors shall remain at $10,000 per fiscal year and shall be paid in quarterly installments of $2,500 each on the 15th day of December, March, June and September of each fiscal year.

Equity Compensation

         On September 20, 2006, the Board established the following stock option grant policy for non-employee members of the Board of Directors, effective October 29, 2006:

         Initial Grants. Each newly elected non-employee Director shall automatically be granted a Non-Qualified Stock Option to purchase 15,000 shares of Common Stock of the Registrant under the Registrant's 2006 Stock Incentive Plan (the "2006 Plan") on the 15th day of the month following the date of initial election as a Director, or if the New York Stock Exchange is closed on that day, the next succeeding business day that the New York Stock Exchange is open, at an option exercise price equal to the fair market value of the Common Stock on the date of grant (which shall equal the closing price of the Common Stock on the date of grant, unless otherwise determined by the Compensation Committee), and vesting and becoming exercisable with respect to the shares covered thereby in three equal installments on each of the first, second and third anniversaries of the date of grant. Upon the occurrence of a Change in Control Event (as defined in the 2006 Plan), the vesting of each such option shall be fully accelerated and the option shall thereafter be exercisable in full over the remaining term thereof.

         Annual Grants. On an annual basis, each incumbent non-employee Director shall automatically be granted a Non-Qualified Stock Option to purchase 15,000 shares of Common Stock of the Registrant under the 2006 Plan (with the number of shares subject to the first annual option granted to a Director to be on a pro rata basis based on the length of service during the calendar year in which such Director was elected) on the second business day following January 1 that the New York Stock Exchange is open, at an option exercise price equal to the fair market value of the Common Stock on the date of grant (which shall equal the closing price of the Common Stock on the date of grant, unless otherwise determined by the Compensation Committee), and vesting and becoming exercisable with respect to the shares covered thereby in three equal installments on each of the first, second and third anniversaries of the date of grant. Upon the occurrence of a Change in Control Event (as defined in the 2006 Plan), the vesting of each such option shall be fully accelerated and the option shall thereafter be exercisable in full over the remaining term thereof.

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

Forms for Usage under 2006 Stock Incentive Plan
-----------------------------------------------

         The Compensation Committee administers, among other things, the 2006 Plan. The Compensation Committee has approved the following forms for usage under the 2006 Plan: (i) Confirming Memorandum for Grants of Non-Qualified Stock Options to Employees, (ii) Restricted Stock Agreement, and (iii) Restricted Stock Unit Confirming Memorandum. All of the Registrant's employees (including executive officers), directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards under the 2006 Plan. The 2006 Plan and the forms for usage thereunder are filed or incorporated by reference as exhibits hereto and are incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits

     (d)  Exhibits


Exhibit No.    Description
----------     -----------

99.1 2006 Stock Incentive Plan of the Registrant, incorporated herein by reference to Appendix A of the Registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 8, 2006 (File No. 1-7819).
99.2 Form of Confirming Memorandum for Grants of Non-Qualified Stock Options to Employees for usage under the Registrant's 2006 Stock Incentive Plan.
99.3 Form of Restricted Stock Agreement for usage under the Registrant's 2006 Stock Incentive Plan.
99.4 Form of Restricted Stock Unit Confirming Memorandum for usage under the Registrant's 2006 Stock Incentive Plan.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 25, 2006             ANALOG DEVICES, INC.

                                     By:  /s/ Margaret K. Seif
                                          -------------------------------------
                                          Margaret K. Seif
                                          Vice President, General Counsel and
                                          Secretary


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


                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------

99.1 2006 Stock Incentive Plan of the Registrant, incorporated herein by reference to Appendix A of the Registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 8, 2006 (File No. 1-7819).
99.2 Form of Confirming Memorandum for Grants of Non-Qualified Stock Options to Employees for usage under the Registrant's 2006 Stock Incentive Plan.
99.3 Form of Restricted Stock Agreement for usage under the Registrant's 2006 Stock Incentive Plan.
99.4 Form of Restricted Stock Unit Confirming Memorandum for usage under the Registrant's 2006 Stock Incentive Plan.


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